SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  October 23, 2001




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               000-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



     28470 W. 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN     48334
            (Address  of  principal  executive  offices)          (Zip  Code)



Registrant's  telephone  number,  including  area  code     248-702-6000

Item  5.       Other  Events.

               On October 19, 2001, SEMCO Energy, Inc. announced that Sebastian Coppola, Senior Vice President & Chief Financial Officer since January 1999, had left the Company. See press release exhibit hereto.



Item  7.(c)     Exhibits.

     99     Press  Release  issued  October  19,  2001.




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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SEMCO  Energy,  Inc.
                                        (Registrant)


Dated:  October 23, 2001
                                   By:/s/Marcus Jackson
                                      _________________________________
                                         Marcus Jackson
                                         President and  C.E.O.






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

                                  EXHIBIT INDEX
                                    Form 8-K
                                October 23, 2001


                                                          Filed
                                                  -------------------------
Exhibit No.     Description                       Herewith     By Reference
-----------     -----------                       --------     ------------
99              Press  Release  issued                x
                October 19, 2001.



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